SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): November 15, 2005

                         Saliva Diagnostic Systems, Inc.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

      000-21284                                             91-1549305
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     (Commission                                         (IRS Employer
     File Number)                                      Identification No.)

    1 Clarks Hill Rd. Framingham, MA.                         01702
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(Address of principal executive offices)                    (Zip Code)

                                 (508) 872-2625
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

On November 15, 2005, the Board of Directors of Saliva Diagnostic Systems, Inc. (the "Board") elected D. Bruce Pattison, President and Chief Operating Officer of the Company, and Richard Woodrich to serve as directors effective as of that date. Mr. Pattison's business experience and terms of employment are reported in the Company's Report on Form 8-K filed May 10, 2005, incorporated herein by reference.

On the same date, the Board established a Board Audit Committee, appointing current director Joseph Levi and Mr. Woodrich as its intial members, with Mr. Woodrich as Chairman. Mr. Woodrrich has more than 17 years experience working in senior executive positions in the biopharmaceutical industry. Mr. Woodrich served as Senior Vice President, Business Development at Therion Biologics Corporation from 1999 to 2004, as Chief Operating Officer of Cytomed, Inc. from 1996 to 1999, as President and Chief Operating Officer of Oculon Corporation from 1992 to 1995, and as Chief Financial Officer of Applied Biotechnology from 1986 to 1991. Mr. Woodrich is a Certified Public Accountant and a graduate of The Harvard Graduate School of Business Administration. He is a member of the Massachusetts Biotechnology Council and the Biotechnology Industry Organization. Mr. Woodrich will receive a fee of $40,000 per year for serving as Audit Committee Chairman.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 6, 2005                        SALIVA DIAGNOSTIC SYSTEMS, INC.


                                        By: s/s
                                            ------------------------------------
                                            Steve M. Peltzman
                                            Chairman Board of Directors
                                            Chief Executive Officer